Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SGOCO Group, Ltd. (the "Company") on Form 20−F/A for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, Shi-bin Xie, President and Chief Executive Officer, and I, Johnson Lau, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: June 30, 2015	By:	/s/ Shi-bin Xie
	Name:	Shi-bin Xie
	Title:	President and Chief Executive Officer

Dated: June 30, 2015	By:	/s/ Johnson Lau
	Name:	Johnson Lau
	Title:	Chief Financial Officer